SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report:
July 21, 2004

BAR HARBOR BANKSHARES

MAINE	841105-D	01-0293663

(State)	(Commission File Number)	(IRS Employer ID)

Address of Principal Executive Offices:

PO Box 400, 82 Main Street
Bar Harbor, ME 04609-0400

Registrant’s Telephone Number: (207) 288-3314

ITEM 5- OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1 PRESS RELEASE DATED 7-21-2004

ITEM 5- OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On July 20, 2004, the Bar Harbor Bankshares Board of Directors declared a regular quarterly cash dividend of $0.20 per common share. The dividend will be payable September 15, 2004 to shareholders of record at the close of business on August 20, 2004.

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements: Not applicable

     (b) Pro forma financial information: Not applicable

     (c) Exhibits:

99.1	Copy of Company’s press release dated July 21, 2004 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2004

BAR HARBOR BANKSHARES

/s/ Gerald Shencavitz

Gerald Shencavitz
Chief Financial Officer